Exhibit 99.1

AMENDMENT NO. 1
TO CREDIT AND SECURITY AGREEMENT

This Amendment No. 1 to Amended and Restated Credit and Security Agreement (this “Amendment”), dated as of November 2, 2007, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”), STONERIDGE-POLLAK LIMITED, an English corporation (the “English Borrower”), STONERIDGE ELECTRONICS LIMITED., a Scottish corporation (the “Scottish Borrower” and together with the English Borrower, the “UK Borrowers”), STONERIDGE FAR EAST LLC, a Delaware limited liability company (“Far East”), as Guarantors, various financial institutions which are a party hereto, NATIONAL CITY BANK, a national banking association (“National City Bank”), as Lead Arranger and the Issuer (as hereinafter defined), and NATIONAL CITY BUSINESS CREDIT, INC., an Ohio corporation (“NCBC”), as administrative agent and collateral agent (the “Agent”).

WITNESSETH:

WHEREAS, the Borrowers (as hereinafter defined) have been extended certain financial accommodations pursuant to that certain Credit and Security Agreement, dated as of November 2, 2007, (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, various financial institutions (the “Lenders”), National City Bank, as Lead Arranger and LC Issuer and NCBC, as Agent;

WHEREAS, the Borrowers propose to sell certain account receivables owing from General Motors Corporation, a Delaware corporation or Chrysler LLC, a Delaware limited liability company, to GM Supplier Receivables LLC, a Delaware limited liability company (“GM SPV”), and Chrysler Receivables SPV LLC, a Delaware limited liability company (“Chrysler SPV”), respectively, in connection with the United States Department of the Treasury Auto Supplier Program (the “Supplier Program”);

WHEREAS, the Borrowers have requested modification of the Credit Agreement (i) to permit such sale of account receivables in connection with the Supplier Program and (ii) to the extent such sale does occur, to permit a prior lien in favor of GM SPV or Chrysler SPV in such account  receivables in connection with the Supplier Program; and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as outlined herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1.       DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2                AMENDMENT TO THE CREDIT AGREEMENT

The Credit Agreement is hereby amended as follows:

2.1           Addition of Certain Defined Terms.  Section 1.3 (Definitions) of the Credit Agreement is hereby amended to add the following definitions in proper alphabetical order:

“Chrysler” means LLC, a Delaware limited liability company.

“Chrysler Program Terms” means the “Program Terms” attached to either of the Chrysler Supplier Purchase Agreements.

“Chrysler SPV” means Chrysler Receivables SPV LLC, a Delaware limited liability company.

“Chrysler Supplier Program Receivables” means the “Eligible Receivables” (as defined in the Chrysler Program Terms) purchased from the Borrowers by Chrysler SPV pursuant to either of the Chrysler Supplier Purchase Agreements.

“Chrysler Supplier Purchase Agreement” means that certain Supplier Purchase Agreement, dated as of April __, 2009, among Controls, Chrysler SPV and Citibank, or that certain Supplier Purchase Agreement, dated as of April __, 2009, among Parent, Chrysler SPV and Citibank, as applicable, each executed pursuant to the Supplier Program.

“Citibank” means Citibank, N.A., a national banking association.

“EESA” means the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008) as amended.

 “GM” means General Motors Corporation, a Delaware corporation.

“GM Program Terms” means the “Program Terms” attached to the GM Supplier Purchase Agreements.

“GM SPV” means GM Supplier Receivables LLC, a Delaware limited liability company

“GM Supplier Program Receivables” means the “Eligible Receivables” (as defined in the GM Program Terms) purchased from the Borrowers by GM SPV pursuant to either of the GM Supplier Purchase Agreements.

“GM Supplier Purchase Agreement” means that certain Supplier Purchase Agreement, dated as of April __, 2009, among Controls, GM SPV and Citibank, or that certain Supplier Purchase Agreement, dated as of April __, 2009, among Parent, GM SPV and Citibank, as applicable, each executed pursuant to the Supplier Program.

“Supplier Program” means the Auto Supplier Support Program established by the United States Department of the Treasury pursuant to the authority granted to it by and under EESA.

“Supplier Program Receivables” means the GM Supplier Program Receivables and the Chrysler Supplier Program Receivables.

2.2           Amendment of Definition of “Permitted Encumbrances”.  The definition of “Permitted Encumbrances” shall be amended in its entirety to read as follows:

“Permitted Encumbrances” shall mean (a) Liens in favor of the Agent for the benefit of the Secured Creditors; (b) Liens for taxes, assessments or other governmental charges that (i) are not delinquent or (ii) which are being contested in good faith by appropriate proceedings which stay the enforcement of any Lien and with respect to which proper reserves have been taken in accordance with GAAP; provided, however that such Liens shall have no effect on the priority of the Liens in favor of the Agent  (and the existence of such Liens shall not violate Section 6.1); (c) deposits or pledges of cash to secure obligations under worker’s compensation, social security or similar laws, or under unemployment insurance or general liability or product liability insurance; (d) deposits or pledges of cash  to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, performance bonds, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (e) mechanics’, workers’, materialmens’, warehousemens’, common carriers’, landlords’ or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by a Loan Party or its Subsidiaries; (f) Liens (including Liens in connection with capital leases) placed upon equipment and real estate assets acquired to secure a portion of the purchase price thereof; provided that (x) any such Lien shall not encumber any other property of a Loan Party or any Subsidiary thereof (other than insurance and other proceeds of such equipment and real estate) and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; (g) zoning restrictions, easements, encroachments, rights of way, restrictions, leases, licenses, restrictive covenants and other similar title exceptions affecting Real Property, none of which materially impairs the use of such Real Property or the value thereof, and none of which is violated in any material respect by existing or supporting structures or land use; (h) attachment and judgment Liens which do not constitute an Event of Default under Section 10.6; (i) any Lien existing on any property or asset prior to the acquisition thereof by the Parent or any Subsidiary of the Parent; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to Receivables or Inventory, (iii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary and (iv) such Lien does not (A) materially interfere with the use, occupancy and operation of any Real Property, (B) materially reduce the fair market value of such Real Property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning or leasing such Real Property; (j) liens in the Supplier Program Receivables granted to GM SPV or Chrysler SPV, as the case may be, pursuant to any of the GM Supplier Purchase Agreements or the Chrysler Supplier Purchase Agreements, as applicable, and (k) the Liens listed on Schedule 7.2 to this Agreement so long as the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Liens.

2.3           Amendment to Section 4.20.  Section 4.20 of the Credit Agreement shall be amended in its entirety to read as follows:

4.20           Partial Release of Liens.

Each Lender hereby irrevocably authorizes the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral which either: (a) (i) constitutes property being sold or disposed of and the applicable Obligor certifies to the Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and the Agent may rely in good faith conclusively on any such certificate, without further inquiry), (ii) constitutes property covered by Permitted Encumbrances with lien priority superior to those Liens in favor of the Agent hereunder, (iii) constitutes property in addition to that addressed by clauses (i) and (ii) above, with an aggregate fair market value of less than One Million Dollars ($1,000,000), and (iv) to the extent not restricted by Section 15.3(v), constitutes property in addition to that addressed by clauses (i) through (iii) above, as to which the Required Lenders have otherwise consented in writing to the sale or other disposition thereof; or (b) to the extent not restricted by Section 15.3(v), constitutes Supplier Program Receivables being sold or otherwise transferred or disposed of pursuant to any of the GM Supplier Purchase Agreements or the Chrysler Supplier Purchase Agreements, as the case may be, in accordance with the Supplier Program and as permitted pursuant to Section 7.1(a)(ix).  In addition, each Lender hereby irrevocably authorizes the Agent to execute and deliver, as Agent for the Lenders, a Lien Priority Agreement to each of GM SPV and Chrysler SPV, as the case may be, substantially in the form attached hereto as Exhibit M, in connection with a release of any lien in the Collateral referenced in clause (b) above.

2.4           Amendment to Section 7.1(a).  Section 7.1(a) of the Credit Agreement shall be amended by: (i) deleting the word “and” from the end of clause (vii) thereof; (ii) deleting the punctuation from the end of clause (viii) thereof and adding the phrase “; and” thereto; and (iii) by adding a clause (ix) there to read as follows:

(ix)           the transfer, sale or other disposition of the Supplier Program Receivables pursuant to any of the GM Supplier Purchase Agreements or the Chrysler Supplier Purchase Agreements, as the case may be, in accordance with the Supplier Program, so long as any proceeds thereof shall be treated as “Net Proceeds” for purposes of Section 2.7(c) hereof.

Section 3                      REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants to the Lenders, the Agent, the Swingline Lender and the LC Issuer as follows:

3.1           The Amendment.  This Amendment has been duly and validly executed by an authorized executive officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms.  The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles including principles of commercial reasonableness, good faith and fair dealing (whether enforceability is sought by proceedings in equity or at law).

3.2           No Default or Event of Default.  No Default or Event of Default exists under the Credit Agreement as of the date hereof and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

3.3           Restatement of Representations and Warranties.  The representations and warranties of such Borrower contained in the Credit Agreement, as amended by this Amendment, and the Other Loan Documents are true and correct on and as of the Amendment Effective Date (as defined below) of this Amendment as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

Section 4                CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

4.1           Execution.  The Agent shall have received counterparts to this Amendment duly executed and delivered by an authorized officer of each other party hereto;

4.2           Designated Account.  The Agent shall have received evidence satisfactory to it that the “Designated Account” (as defined in the GM Supplier Purchase Agreements or the Chrysler Supplier Purchase Agreements, as the case may be) is a Collection Account or Cash Concentration Account under Section 4.14(g) of the Credit Agreement.

4.3           Payment of Costs and Expenses.  The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement, if any, with the Agent;

4.4           Payment of Amendment Fee.  The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders which have executed this Amendment, a non-refundable amendment fee, which shall be fully earned when paid, in an amount of up to Fifty Thousand Dollars ($50,000); provided, however, each such signing Lender’s share of such fee shall be equal to its respective Revolving Percentage of such Fifty Thousand Dollars ($50,000);

4.5           Receipt of Supplier Program Purchase Agreements.  The Agent shall have received copies of the fully executed GM Supplier Purchase Agreements and the Chrysler Supplier Purchase Agreements, together with any exhibits or schedules thereto or any other documents executed or delivered in connection with any of the foregoing; and

4.6           Other.  All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

Section 5                MISCELLANEOUS.

5.1           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio with out giving effect to the conflict of laws rules thereof.

5.2           Severability.  Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

5.3           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

5.4           Headings.  Section headings used in this Amendment are for the convenience of reference only and are not a part of this Agreement for any other purpose.

5.5           Negotiations.  Each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agent, the Swingline Lender the LC Issuer and the Lenders.

5.6           Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders, the Swingline Lender, the LC Issuer or the Agent under the Credit Agreement or the Other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any Other Loan Document.  Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement as amended by this Amendment.

5.7           Reaffirmation.  Each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

5.8           Release of Claims.  In consideration of the Lenders’ and the Agent’s agreements contained in this Amendment, each Borrower hereby irrevocably releases and forever discharge the Lenders, the Swingline Lender, the LC Issuer and the Agent and their Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any Other Loan Document on or prior to the date hereof.

5.9           Reference to and Effect on the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[SIGNATURES FOLLOW]

Each of the parties has signed this Agreement as of the day and year first above written.

BORROWERS: STONERIDGE, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE ELECTRONICS, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE-POLLAK LIMITED

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STONERIDGE ELECTRONICS LIMITED

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

(Witness)	/s/ Kenneth A. Kure
(Print Full Name)	Kenneth A. Kure
(Address)	9400 East Market Street
Warren, OH 44484

GUARANTOR: STONERIDGE FAR EAST LLC

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial Officer and Treasurer

AGENT: NATIONAL CITY BUSINESS CREDIT, INC., as Agent

By:	/s/ Anthony D. Alexander
Name:	Anthony D. Alexander
Title:	Vice President

ISSUER: NATIONAL CITY BANK, as Issuer

By:	/s/ Michael McNeirney
Name:	Michael McNeirney
Title:	Vice President

LENDERS: NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

By:	/s/ Anthony D. Alexander
Name:	Anthony D. Alexander
Title:	Vice President

Revolving Commitment: $28,000,000

Notice Information:

National City Business Credit, Inc.
1965 East Sixth Street
4th Floor
Locator 01-3049
Cleveland, OH 44114
Attention: Anthony Alexander or
Stoneridge Account Manager
Telephone: (216)222-9302
Telecopier: (216)222-8155
Email: anthony.alexander@nationalcity.com

COMERICA BANK., as a Lender

By:	/s/ Brandon Welling
Name:	Brandon Welling
Title:	Account Officer

Revolving Commitment: $20,000,000

Notice Information:

Comerica Bank
500 Woodward
9th Floor
Detroit, MI
Attention: Brandon Welling
Vice President
Telephone: (313) 222-5066
Telecopier: (313) 222-9516
Email: bdwelling@comerica.com

JPMORGAN CHASE BANK., as a Lender

By:
Name:
Title:

Revolving Commitment: $20,000,000

Notice Information:

JPMorgan Chase Bank, N.A.
1300 E. Ninth Street
13th Floor
Cleveland, Ohio. 44114
Matthew A. Brewer, Assistant Vice President
Tel: 216-781-2589
Fax: 216-781-2071
Email: matthew.a.brewer@chase.com

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric L. Moore
Name:	Eric L. Moore
Title:	Vice President

Revolving Commitment: $20,000,000

Notice Information:

PNC Bank, National Association
One PNC Plaza, Sixth Floor
249 Fifth Ave.
Pittsburgh, PA 15222
Attention: Eric L. Moore
Telephone: (412) 768-1332
Facsimile: (412) 768-4369

FIFTH THIRD BANK., as a Lender

By:
Name:
Title:

Revolving Commitment: $12,000,000

Notice Information:

Fifth Third Bank
600 Superior Ave East
Cleveland, Ohio. 44114
Roy Lanctot, Vice President
Tel: 216-274-5473
Fax: 216-274-5621
Email: roy.lanctot@53.com

Exhibit L
Form of Lien Priority Agreement

LIEN PRIORITY AGREEMENT

THIS LIEN PRIORITY AGREEMENT is made as of ____________________ by and between GM Supplier Receivables LLC ("Purchaser"), with an address at __________________________ and ____________________________ ("Creditor") with an address at ____________________________.

RECITALS:

A. Creditor has loaned, extended credit or otherwise agreed to become a creditor of __________ ("Debtor") and has received, in connection therewith, a security interest in certain property of Debtor, including accounts receivable owed to Debtor by one or more account debtors including General Motors Corporation, a Delaware corporation (together with its subsidiaries and affiliates, "OEM") (such receivables, including related security and the proceeds thereof, the "Creditor Receivables").

B. Purchaser from time to time wishes to purchase from Debtor and Debtor wishes to sell to Purchaser, per the terms of that certain Supplier Purchase Agreement between Purchaser, Debtor and Citibank, N.A., a national banking association ("Citibank"), certain accounts receivable owed to Debtor by OEM (such receivables, including related security and the proceeds thereof, the "Purchaser Receivables").

C. It is the desire and intention of the parties hereto to establish, as between themselves, the priority, operation and effect of the security and other interests of Creditor and Purchaser in the Creditor Receivables (including, without limitation, the Purchaser Receivables).

D. Debtor, Purchaser and OEM are participating in the United States Department of the Treasury ("UST") Auto Supplier Support Program, certain terms of which are outlined in Annex A hereto (the "Program Terms").

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1. Creditor hereby consents to the sale by Debtor and purchase by Purchaser, from time to time, of the Purchaser Receivables.
2. Effective upon the purchase by Purchaser of the Purchaser Receivables, Creditor agrees that the security interest of Creditor in the Purchaser Receivables is hereby released automatically and without further action by Creditor or Debtor. If for any reason such purchase of Purchaser Receivables by Purchaser is judicially re-characterized as a grant of collateral by Debtor to secure a financing, then Creditor agrees that its interest in the Purchaser Receivables is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Purchaser in such Purchaser Receivables. Purchaser agrees that any interest it may have in Creditor Receivables (other than Purchaser Receivables) is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Creditor in the Creditor Receivables.
3. The priority and release in the Creditor Receivables and Purchaser Receivables set forth above are notwithstanding the operation or provisions of applicable law, the time, order or method of attachment or perfection of security interests or the time and order of filing of financing statements or any other liens held by the parties, whether under the Uniform Commercial Code or other applicable law.
4. Creditor and Purchaser agree that neither shall challenge, contest, or join or support any other person in challenging or contesting, whether directly or indirectly, the validity, perfection, priority or enforceability of the other party's security interest in the Purchaser Receivables or the Creditor Receivables, as applicable, in a manner inconsistent with this Agreement.
5. Purchaser agrees to immediately turn or pay over to Creditor any amounts that may come into its possession that derive from Creditor Receivables other than Purchaser Receivables. Creditor agrees to immediately turn or pay over to Purchaser any amounts that may come into its possession that derive from Purchaser Receivables. Except as set forth above, neither party shall have any other duty or obligation of any other nature, including with respect to the attachment or creation of

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any other party's security interest or any credit decisions of such other party with respect to Debtor. Creditor acknowledges that Purchaser and Debtor have business relationships in addition to the purchase and sale of the Purchaser Receivables.

6. This Agreement shall remain in effect for as long as the Supplier Purchaser Agreement between Purchaser, Debtor and Citibank remains in effect or amounts remain outstanding with respect to Purchaser Receivables purchased by Purchaser, whichever is later (including during a bankruptcy proceeding involving Debtor). This Agreement will be binding upon and inure to the benefit of Creditor and Purchaser and their respective successors and assigns.
7. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address set forth above or to such other address as any party may give to the other in writing for such purpose in accordance with this Section.
8. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
9. This Agreement may be executed in any number of counterparts, which taken together shall constitute a single copy of this Agreement.
10. This Agreement is governed by the laws of the State of New York. Purchaser and Creditor agree that any New York State or Federal court sitting in New York City shall have non-exclusive jurisdiction to settle any dispute in connection with this Agreement, and the parties hereby submit to the jurisdiction of those courts. Purchaser and Creditor each waive any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre- and post-judgment attachment and execution.)
11. As additional collateral for loans received pursuant to the Program Terms, the Purchaser has collaterally assigned this Agreement to UST. The Creditor hereby acknowledges and consents to such assignment.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

______________________	GM SUPPLIER RECEIVABLES LLC
By______________________	By______________________
Print Name: ______________	Print Name: ______________
Title:	Title:
Phone:	Phone:

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Execution Version

Annex A - AUTO SUPPLIER PROGRAM TERMS

1. **THE PROGRAM.**

These Program Terms apply to the Auto Supplier Support Program (the "**Program**") established by the United States Department of the Treasury (the "**Lender**" or "**UST**") pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended ("**EESA**"), in which GM Supplier Receivables LLC, a Delaware limited liability company (the "**Borrower**"), a wholly-owned subsidiary of General Motors Corporation, a Delaware corporation (the "**OEM**"), is a participant.

2. **CERTAIN AGREEMENTS RELATED TO THE PROGRAM.**

In connection with the Program, the Lender, the Borrower, the OEM, Saturn Corporation, a Delaware corporation ("**Saturn**" and the OEM, the "**OEM Parties**"), Citibank, N.A., a national banking association ("**Citi**"), and Eligible Suppliers (defined below) are entering into certain agreements, including, among others:

(a) that certain Credit Agreement dated as of April 3, 2009 between the Borrower and the Lender (the "**Credit Agreement**");

(b) that certain Security Agreement, of even date with the Credit Agreement, among the Borrower, the Lender, Citi as servicer for the Borrower pursuant to the Servicing Agreement defined below (in such capacity, the "**Servicer**") and Citi as Collateral Agent (in such capacity, the "**Collateral Agent**") (the "**Security Agreement**");

(c) that certain Pledge Agreement, of even date with the Credit Agreement, among the OEM, Saturn, the Lender, the Servicer and the Collateral Agent (the "**Pledge Agreement**");

(d) that certain Servicing Agreement, of even date with the Credit Agreement, between the Servicer and the Borrower (the "**Servicing Agreement**");

(e) from time to time, Supplier Purchase Agreements each among the Borrower, Citi and an Eligible Supplier, in substantially the form attached as Exhibit F of the Credit Agreement (each, a "**Supplier Agreement**"); and

(f) that certain Paying Services and Supplier Designation Agreement, of even date with the Credit Agreement, between the OEM and Citi as Paying Agent for the OEM (in such capacity, the "**Paying Agent**"), in which Saturn has joined pursuant to that certain Joinder Agreement of even date with the Credit Agreement (the "**Paying Services Agreement**").

BA0.225820

All references to the agreements identified above in this Section 2 shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time, or any successor or replacement agreement which may be entered into from time to time, subject in each case to any applicable limitations specified herein or therein.

3. **DEFINED TERMS.**

In addition to the terms previously defined above, the following terms have the following respective meanings:

(a) "**Adverse Claim**": any mortgage, pledge, security interest, hypothecation, assignment, encumbrance or lien of or on any Person's assets or properties in favor of any other Person, other than a tax, mechanics' or other lien or encumbrance that attaches by operation of law or any subordinated lien permitted under a Lien Priority Agreement.

(b) "**Affiliate**": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

(c) "**Business Day**" means a day other than a Saturday, Sunday, a Federal holiday or other day on which commercial banks in New York City are authorized or required by law to close.

(d) "**Credit Memo Receivable**": means a payment from an OEM Party to a Supplier representing an adjustment to an existing or past Receivable as a result of missing invoices, incorrect receipt of goods, vendor scrap or other adjustments resulting from price changes, quantity discrepancies or vendor returns.

(e) "**Due Date**": with respect a Payment Instruction or a Payment Notification, the Business Day on which the payment obligation of the OEM Party in respect of that Payment Instruction or Payment Notification, as the case may be, will be due and payable, that date being the earlier of:

(i) the date specified in the Payment Instruction or Payment Notification, as the case may be, for payment or if such date is not a Business Day, the first Business Day following that date; and

(ii) the date that is two (2) Business Days before the Maturity Date.

(f) "**Eligible Receivable**": shall mean a Receivable which satisfies the following criteria:

(i) it constitutes a trade account receivable representing a valid obligation of an OEM Party to make payment in United States

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Dollars to the Eligible Supplier for goods shipped or delivered or services rendered to such OEM Party;

(ii) unless such Receivable is a Credit Memo Receivable, it was originated (A) not before April 1, 2009 and (B) not more than 15 Business Days prior to such Purchase Date in the ordinary course of the Eligible Supplier's business;

(iii) unless such Receivable is a Credit Memo Receivable, it has a Due Date at least 30 days after the date of its origination and not later than the earlier of (A) the date occurring 90 days after the date of its origination and (B) the date 2 Business Days prior to the Maturity Date;

(iv) it arises under an Underlying Contract (A) which, together with such Receivable, is in full force and effect and constitutes the genuine, legal, valid and binding payment obligation in writing of an OEM Party, enforceable against such OEM Party in accordance with its terms and (B) with respect to which, no material default or breach by such OEM Party under the terms thereof has occurred;

(v) such Receivable, together with the Underlying Contract related thereto, complied at the time it was originated or made and, as of such Purchase Date, complies in all material respects with all requirements of, and does not contravene in any material respect any, applicable federal, state or local laws and regulations;

(vi) it has not been satisfied, subordinated, rescinded, or otherwise compromised;

(vii) it is not subject to any counterclaim, contra-account, volume rebate, cooperative advertising accrual, deposit or offset;

(viii) it does not arise from a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar transaction and is not subject to repurchase, return, rejection, repossession, loss or damage (other than, prior to April 17, 2009, any Eligible Supplier's right of reclamation arising under Section 2-702 of the Uniform Commercial Code (or any analogous provision of the law applicable to such Underlying Contract));

(ix) it represents a final sale with respect to which the goods giving rise to the Receivable have been delivered to and accepted by an OEM Party or the service giving rise to the Receivable has been completely performed to the satisfaction of an OEM Party;

(x) it is not evidenced by a note or other instrument or chattel paper or reduced to judgment;

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(xi) it is not by contract, subrogation, mechanics' lien laws or otherwise, subject to claims by the Eligible Supplier's creditors or other third parties, except for any subordinated liens permitted under a Lien Priority Agreement;

(xii) it does not constitute a service charge, warranty charge or similar charge;

(xiii) it does not represent an accord and satisfaction in respect of any prior Receivable;

(xiv) it has not been amended in any respect such that the Principal Balance thereof has been modified;

(xv) it is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to it;

(xvi) it is not the subject of any pending or threatened litigation;

(xvii) it is free and clear of any Adverse Claim other than the security interest therein then being granted to Purchaser;

(xviii) as to which Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in such Receivable shall have been made;

(xix) as of the Purchase Date thereof, the Credit Agreement has not terminated and no notice of termination of the Commitment (as defined in the Credit Agreement) has been given by the Lender thereunder;

(xx) as of the Purchase Date thereof, the OEM is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; and

(xxi) if such Receivable represents an obligation of Saturn, as of the Purchase Date thereof, Saturn is not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property.

provided, that, in the context of any representation or warranty made by an OEM Party or the Borrower in, or pursuant to, any Transaction Document that any Receivable is an Eligible Receivable, such OEM Party or the Borrower (as the case may

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be) shall be deemed to have represented and warranted as to the matters set forth in clause (xi) of the definition of "Eligible Receivable" to the knowledge of such OEM Party and the Borrower; and

provided further, that, in the context of any representation or warranty made by the Eligible Supplier in, or pursuant to, any Supplier Agreement that any Receivable is an Eligible Receivable, the Eligible Supplier shall be deemed to have represented and warranted as to the matters set forth in clauses (xix) and (xx) of the definition of "Eligible Receivable" to the knowledge of the Eligible Supplier; and

provided further, that, in the context of any representation or warranty made by any Person in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xvi) (solely with respect to threatened litigation) to the knowledge of such Person; and

provided further, that, in the context of any representation or warranty made by any Person (other than Citi) in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xviii) of the definition of "Eligible Receivable" to the knowledge of such Person.

(g) "**Eligible Supplier**": a Person that:

(i) is not an Affiliate of the Borrower or any OEM Party;

(ii) is a party to an Underlying Contract;

(iii) has been designated by an OEM Party as an "Eligible Supplier" in a written notice to the Servicer for participation in the Program;

(iv) is not an Ineligible Supplier; and

(v) is (A) a party to a Supplier Agreement, and (B) not in breach of default of any of the representations, warranties or covenants of such Supplier Agreement;

provided that, in the context of any representation or warranty made by the a Person in, or pursuant to, any Supplier Agreement that such Person is an Eligible Supplier, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (iii) of the definition of "Eligible Supplier" to the knowledge of such Person.

(h) "**Executive Order 13324**" means Executive Order No. 13224, effective as of September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49079 (2001).

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(i) **"Governmental Authority"**: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

(j) **"Immediate Pay Receivable"**: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at or immediately following the sale of such Purchased Receivable to the Borrower (i.e., Payment Option 1 under the Supplier Agreement).

(k) **"Ineligible Person"**: any Person that:

(i) is named, identified, described on or included on (A) the list of Specially Designated Nationals promulgated by OFAC from time to time or (B) any blocked persons list, designated nationals lists, denied persons list entity list debarred party list, unverified list, sanctions list or other list of Persons with whom United States Persons may not conduct business, including lists published or maintained by the United States Department of Commerce and lists published or maintained by the United States Department of State;

(ii) is subject to the provisions of, or owned or controlled by or acting for or on behalf of any Person that is subject to the provisions of, Executive Order 13324;

(iii) commits, threatens or conspires to commit or threaten "terrorism" (as defined in Executive Order 13324);

(iv) is subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., the foreign assets control regulations of UST (31 C.F.R. Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or regulations promulgated thereunder (including Executive Order 13224 and the USA PATRIOT Act); or

(v) is an Affiliate of or affiliated with any Person listed above;

provided, that, in the context of any representation or warranty made by an OEM Party or the Borrower in, or pursuant to, any Transaction Document that any Person is an Eligible Supplier or is not an Ineligible Supplier, such OEM Party or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in the definition of "Ineligible Person" to the knowledge of such OEM Party and the Borrower.

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(l) **"Ineligible Supplier"**: any Person:

(i) that is an Ineligible Person; or

(ii) as to which UST has notified the OEM Parties, the Borrower and the Servicer, in its capacity as servicer for the Borrower, that UST has determined, after reasonable consultation with the Borrower and the OEM, that such Person is not eligible for participation in the Program; *provided*, that such determination shall ultimately rest with UST in its sole discretion, notwithstanding any consultation with the Borrower or OEM.

(m) "**Insolvency Event**" means, with respect to a specified Person:

(i) the commencement of any case, proceeding or other action by such Person (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or

(ii) the commencement against such Person of any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 90 days; or

(iii) the commencement against such Person of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or

(iv) such Person (excluding the OEM Parties) taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or

(v) such Person (excluding the OEM Parties) generally not, or being unable to, or admitting in writing its inability to, pay its debts as they become due; or

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(vi) such Person making a general assignment for the benefit of its creditors.

(n) "**Lien Priority Agreement**" means a Lien Priority Agreement between any Supplier and a creditor of such Supplier in the form attached as Exhibit C to the Servicing Agreement.

(o) "**Maturity Date**": April 2, 2010, and any extensions of such date pursuant to the Credit Agreement.

(p) "**OFAC**" means the Office of Foreign Assets Control of UST.

(q) "**Pay at Maturity Receivable**": any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at the Due Date thereof (i.e., Payment Option 2 under the Supplier Agreement).

(r) "**Payment Instruction**": as defined in the Paying Services Agreement.

(s) "**Person**": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

(t) "**Principal Balance**" of a Receivable means the face amount of such Receivable specified in the associated Payment Instructions.

(u) "**Purchase Date**" means, with respect to any Eligible Receivable, the date such Eligible Receivable becomes a Purchased Receivable.

(v) "**Purchase Price**": as defined in the Supplier Agreements.

(w) "**Purchased Receivables**": Eligible Receivables purchased by Borrower from time to time pursuant to any Supplier Agreement.

(x) "**Purchaser**": Borrower, in its capacity as the "Purchaser" under any Supplier Agreement.

(y) "**Receivables**" means accounts, instruments, documents, contract rights, general intangibles and chattel paper (as such terms are defined in the Uniform Commercial Code in effect in the State of New York), and all other forms of obligation owing to a Supplier by an OEM Party, whether now existing or hereafter created, that represent bona fide obligations of the OEM Party arising out of the Supplier's sale and delivery of goods or services, together with the Related Security, and with respect to each of the foregoing, all proceeds thereof.

(z) "**Related Security**" means, with respect to any Receivable (i) all of the related Supplier's interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable and all of the related Supplier's rights of

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reclamation or rights to any administrative expense or priority claim under section 503(b)(9) of Title 11 of the United States Code or otherwise with respect to any merchandise relating to any sale giving rise to such Receivable and all administrative claims related thereto arising as a result of any Insolvency Event with respect to the account debtor of any such Receivable; (ii) all security interests or liens and property subject thereto purporting to secure payment of such Receivable; (iii) all tax refunds and proceeds of insurance with respect thereto; (iv) all guaranties, insurance, other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and (iv) all books, records and other information relating to such Receivable.

(aa) "**Transaction Documents**" has the meaning assigned in the Credit Agreement.

(bb) "**Underlying Contract**": a contract (including a purchase order or invoice) entered into in the ordinary course of business between an Eligible Supplier and an OEM Party pursuant to which the Eligible Supplier is entitled to receive payments from such OEM Party for goods and services provided to such OEM Party.

(cc) "**USA PATRIOT Act**": the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

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LIEN PRIORITY AGREEMENT

THIS LIEN PRIORITY AGREEMENT is made as of ____________________ by and between Chrysler Receivables SPV LLC ("Purchaser"), with an address at ____________________ and ____________________ ("Creditor") with an address at ____________________.

RECITALS:

A. Creditor has loaned, extended credit or otherwise agreed to become a creditor of ____________ ("Debtor") and has received, in connection therewith, a security interest in certain property of Debtor, including accounts receivable owed to Debtor by one or more account debtors including Chrysler LLC, a Delaware limited liability company (together with its subsidiaries and affiliates, "OEM") (such receivables, including related security and the proceeds thereof, the "Creditor Receivables").

B. Purchaser from time to time wishes to purchase from Debtor and Debtor wishes to sell to Purchaser, per the terms of that certain Supplier Purchase Agreement between Purchaser, Debtor and Citibank, N.A., a national banking association ("Citibank"), certain accounts receivable owed to Debtor by OEM (such receivables, including related security and the proceeds thereof, the "Purchaser Receivables").

C. It is the desire and intention of the parties hereto to establish, as between themselves, the priority, operation and effect of the security and other interests of Creditor and Purchaser in the Creditor Receivables (including, without limitation, the Purchaser Receivables).

D. Debtor, Purchaser and OEM are participating in the United States Department of the Treasury ("UST") Auto Supplier Support Program, certain terms of which are outlined in Annex A hereto (the "Program Terms").

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1. Creditor hereby consents to the sale by Debtor and purchase by Purchaser, from time to time, of the Purchaser Receivables.
2. Effective upon the purchase by Purchaser of the Purchaser Receivables, Creditor agrees that the security interest of Creditor in the Purchaser Receivables is hereby released automatically and without further action by Creditor or Debtor. If for any reason such purchase of Purchaser Receivables by Purchaser is judicially re-characterized as a grant of collateral by Debtor to secure a financing, then Creditor agrees that its interest in the Purchaser Receivables is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Purchaser in such Purchaser Receivables. Purchaser agrees that any interest it may have in Creditor Receivables (other than Purchaser Receivables) is hereby made subordinate, junior and inferior, and postponed in priority, operation and effect, to the security interest of Creditor in the Creditor Receivables.
3. The priority and release in the Creditor Receivables and Purchaser Receivables set forth above are notwithstanding the operation or provisions of applicable law, the time, order or method of attachment or perfection of security interests or the time and order of filing of financing statements or any other liens held by the parties, whether under the Uniform Commercial Code or other applicable law.
4. Creditor and Purchaser agree that neither shall challenge, contest, or join or support any other person in challenging or contesting, whether directly or indirectly, the validity, perfection, priority or enforceability of the other party's security interest in the Purchaser Receivables or the Creditor Receivables, as applicable, in a manner inconsistent with this Agreement.
5. Purchaser agrees to immediately turn or pay over to Creditor any amounts that may come into its possession that derive from Creditor Receivables other than Purchaser Receivables. Creditor agrees to immediately turn or pay over to Purchaser any amounts that may come into its possession that derive from Purchaser Receivables. Except as set forth above, neither party shall have any other duty or obligation of any other nature, including with respect to the attachment or creation of

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any other party's security interest or any credit decisions of such other party with respect to Debtor. Creditor acknowledges that Purchaser and Debtor have business relationships in addition to the purchase and sale of the Purchaser Receivables.

6. This Agreement shall remain in effect for as long as the Supplier Purchaser Agreement between Purchaser, Debtor and Citibank remains in effect or amounts remain outstanding with respect to Purchaser Receivables purchased by Purchaser, whichever is later (including during a bankruptcy proceeding involving Debtor). This Agreement will be binding upon and inure to the benefit of Creditor and Purchaser and their respective successors and assigns.
7. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address set forth above or to such other address as any party may give to the other in writing for such purpose in accordance with this Section.
8. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
9. This Agreement may be executed in any number of counterparts, which taken together shall constitute a single copy of this Agreement.
10. This Agreement is governed by the laws of the State of New York. Purchaser and Creditor agree that any New York State or Federal court sitting in New York City shall have non-exclusive jurisdiction to settle any dispute in connection with this Agreement, and the parties hereby submit to the jurisdiction of those courts. Purchaser and Creditor each waive any right to immunity from jurisdiction to which it may be entitled (including, to the extent applicable, immunity from pre- and post-judgment attachment and execution.)
11. As additional collateral for loans received pursuant to the Program Terms, the Purchaser has collaterally assigned this Agreement to UST. The Creditor hereby acknowledges and consents to such assignment.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

______________________	CHRYSLER RECEIVABLES SPV LLC
By______________________	By______________________
Print Name: ______________	Print Name: ______________
Title:	Title:
Phone:	Phone:

NY3:# 74600862

Execution Version

Annex A - AUTO SUPPLIER PROGRAM TERMS

1. **THE PROGRAM.**

These Program Terms apply to the Auto Supplier Support Program (the "**Program**") established by the United States Department of the Treasury (the "**Lender**" or "**UST**") pursuant to the authority granted to it by and under the Emergency Economic Stabilization Act of 2008 (Pub. L. 110-343, enacted October 1, 2008), as amended ("**EESA**"), in which Chrysler Receivables SPV LLC, a Delaware limited liability company (the "**Borrower**"), a wholly-owned subsidiary of Chrysler LLC, a Delaware limited liability company (the "**OEM**"), is a participant.

2. **CERTAIN AGREEMENTS RELATED TO THE PROGRAM.**

In connection with the Program, the Lender, the Borrower, the OEM, Citibank, N.A., a national banking association ("**Citi**"), and Eligible Suppliers (defined below) are entering into certain agreements, including, among others:

(a) that certain Credit Agreement dated as of April 7, 2009 between the Borrower and the Lender (the "**Credit Agreement**");

(b) that certain Security Agreement, of even date with the Credit Agreement, among the Borrower, the Lender, Citi as servicer for the Borrower pursuant to the Servicing Agreement defined below (in such capacity, the "**Servicer**") and Citi as Collateral Agent (in such capacity, the "**Collateral Agent**") (the "**Security Agreement**");

(c) that certain Pledge Agreement, of even date with the Credit Agreement, among the OEM, the Lender, the Servicer and the Collateral Agent (the "**Pledge Agreement**");

(d) that certain Servicing Agreement, of even date with the Credit Agreement, between the Servicer and the Borrower (the "**Servicing Agreement**");

(e) from time to time, Supplier Purchase Agreements each among the Borrower, Citi and an Eligible Supplier, in substantially the form attached as Exhibit F of the Credit Agreement (each, a "**Supplier Agreement**"); and

(f) that certain Paying Services and Supplier Designation Agreement, of even date with the Credit Agreement, between the OEM and Citi as Paying Agent for the OEM (in such capacity, the "**Paying Agent**") (the "**Paying Services Agreement**").

All references to the agreements identified above in this Section 2 shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time, or any successor or replacement

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agreement which may be entered into from time to time, subject in each case to any applicable limitations specified herein or therein.

3. **DEFINED TERMS.**

In addition to the terms previously defined above, the following terms have the following respective meanings:

(a) "**Adverse Claim**": any mortgage, pledge, security interest, hypothecation, assignment, encumbrance or lien of or on any Person's assets or properties in favor of any other Person, other than a tax, mechanics' or other lien or encumbrance that attaches by operation of law or any subordinated lien permitted under a Lien Priority Agreement.

(b) "**Affiliate**": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

(c) "**Business Day**" means a day other than a Saturday, Sunday, a Federal holiday or other day on which commercial banks in New York City are authorized or required by law to close.

(d) "**Credit Memo Receivable**": means a payment from the OEM to a Supplier representing an adjustment to an existing or past Receivable as a result of missing invoices, incorrect receipt of goods, vendor scrap or other adjustments resulting from price changes, quantity discrepancies or vendor returns.

(e) "**Due Date**": with respect a Payment Instruction or a Payment Notification, the Business Day on which the payment obligation of the OEM in respect of that Payment Instruction or Payment Notification, as the case may be, will be due and payable, that date being the earlier of:

(i) the date specified in the Payment Instruction or Payment Notification, as the case may be, for payment or if such date is not a Business Day, the first Business Day following that date and

(ii) the date that is two (2) Business Days before the Maturity Date.

(f) "**Eligible Receivable**": shall mean a Receivable which satisfies the following criteria:

(i) it constitutes a trade account receivable representing a valid obligation of OEM to make payment in United States Dollars to the Eligible Supplier for goods shipped or delivered or services rendered to the OEM;

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(ii) unless such Receivable is a Credit Memo Receivable, it was originated (A) not before March 19, 2009 and (B) not more than 20 Business Days prior to the Purchase Date thereof in the ordinary course of the Eligible Supplier's business; *provided, however*, that the foregoing clause (B) shall not apply to Receivables the Purchase Date of which occurs on or before April 20, 2009;

(iii) unless such Receivable is a Credit Memo Receivable, it has a Due Date at least 30 days after the date of its origination and not later than the earlier of (A) the date occurring 90 days after the date of its origination and (B) the date 2 Business Days prior to the Maturity Date;

(iv) it arises under an Underlying Contract (A) which, together with such Receivable, is in full force and effect and constitutes the genuine, legal, valid and binding payment obligation in writing of the OEM, enforceable against the OEM in accordance with its terms and (B) with respect to which, no material default or breach by the OEM under the terms thereof has occurred;

(v) such Receivable, together with the Underlying Contract related thereto, complied at the time it was originated or made and, as of such Purchase Date, complies in all material respects with all requirements of, and does not contravene in any material respect any, applicable federal, state or local laws and regulations;

(vi) it has not been satisfied, subordinated, rescinded, or otherwise compromised;

(vii) it is not subject to any counterclaim, contra-account, volume rebate, cooperative advertising accrual, deposit or offset;

(viii) it does not arise from a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar transaction and is not subject to repurchase, return, rejection, repossession, loss or damage;

(ix) it represents a final sale with respect to which the goods giving rise to the Receivable have been delivered to and accepted by the OEM or the service giving rise to the Receivable has been completely performed to the satisfaction of the OEM;

(x) it is not evidenced by a note or other instrument or chattel paper or reduced to judgment;

(xi) it is not by contract, subrogation, mechanics' lien laws or otherwise, subject to claims by the Eligible Supplier's creditors or

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other third parties, except for any subordinated liens permitted under a Lien Priority Agreement;

(xii) it does not constitute a service charge, warranty charge or similar charge;

(xiii) it does not represent an accord and satisfaction in respect of any prior Receivable;

(xiv) it has not been amended in any respect such that the Principal Balance thereof has been modified;

(xv) it is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to it;

(xvi) it is not the subject of any pending or threatened litigation;

(xvii) it is free and clear of any Adverse Claim other than (x) the security interest therein then being granted to Purchaser or (y) any subordinated liens permitted under a Lien Priority Agreement;

(xviii) as to which Receivable, all filings (including UCC filings) necessary in any jurisdiction to give the Purchaser a first perfected ownership interest in such Receivable shall have been made;

(xix) as of the Purchase Date thereof, the Credit Agreement has not terminated and no notice of termination of the Commitment (as defined in the Credit Agreement) has been given by the Lender thereunder; and

(xx) as of the Purchase Date thereof, the OEM was not the subject of any bankruptcy, insolvency or reorganization proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property;

provided, that, in the context of any representation or warranty made by the OEM or the Borrower in, or pursuant to, any Transaction Document that any Receivable is an Eligible Receivable, the OEM or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in clause (xi) of the definition of "Eligible Receivable" to the knowledge of the OEM and the Borrower; and

provided, further, in the context of any representation or warranty made by any Person in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have

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represented and warranted as to the matters set forth in clause (xvi) (solely with respect to threatened litigation) to the knowledge of such Person; and

provided further, that, in the context of any representation or warranty made by the Eligible Supplier in, or pursuant to, any Supplier Agreement that any Receivable is an Eligible Receivable, the Eligible Supplier shall be deemed to have represented and warranted as to the matters set forth in clauses (xix) and (xx) of the definition of "Eligible Receivable" to the knowledge of the Eligible Supplier; and

provided further, that, in the context of any representation or warranty made by any Person (other than Citi) in, or pursuant to, any Transaction Document or Supplier Agreement that any Receivable is an Eligible Receivable, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (xviii) of the definition of "Eligible Receivable" to the knowledge of such Person.

(g) "**Eligible Supplier**": a Person that:

(i) is not an Affiliate of the Borrower or the OEM;

(ii) is a party to an Underlying Contract;

(iii) has been designated by the OEM as an "Eligible Supplier" in a written notice to the Servicer for participation in the Program;

(iv) is not an Ineligible Supplier; and

(v) is (A) a party to a Supplier Agreement, and (B) not in breach of default of any of the representations, warranties or covenants of such Supplier Agreement;

provided that, in the context of any representation or warranty made by the a Person in, or pursuant to, any Supplier Agreement that such Person is an Eligible Supplier, such Person shall be deemed to have represented and warranted as to the matters set forth in clause (iii) of the definition of "Eligible Supplier" to the knowledge of such Person.

(h) "**Executive Order 13324**" means Executive Order No. 13224, effective as of September 24, 2001 and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49079 (2001).

(i) "**Governmental Authority**": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

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(j) **"Immediate Pay Receivable"**: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at or immediately following the sale of such Purchased Receivable to the Borrower (i.e., Payment Option 1 under the Supplier Agreement).

(k) **"Ineligible Person"**: any Person that:

(i) is named, identified, described on or included on (A) the list of Specially Designated Nationals promulgated by OFAC from time to time or (B) any blocked persons list, designated nationals lists, denied persons list entity list debarred party list, unverified list, sanctions list or other list of Persons with whom United States Persons may not conduct business, including lists published or maintained by the United States Department of Commerce and lists published or maintained by the United States Department of State;

(ii) is subject to the provisions of, or owned or controlled by or acting for or on behalf of any Person that is subject to the provisions of, Executive Order 13324;

(iii) commits, threatens or conspires to commit or threaten "terrorism" (as defined in Executive Order 13324);

(iv) is subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., the foreign assets control regulations of UST (31 C.F.R. Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or regulations promulgated thereunder (including Executive Order 13224 and the USA PATRIOT Act); or

(v) is an Affiliate of or affiliated with any Person listed above;

provided, that, in the context of any representation or warranty made by the OEM or the Borrower in, or pursuant to, any Transaction Document that any Person is an Eligible Supplier or is not an Ineligible Supplier, the OEM or the Borrower (as the case may be) shall be deemed to have represented and warranted as to the matters set forth in the definition of "Ineligible Person" to the knowledge of the OEM and the Borrower.

(l) **"Ineligible Supplier"**: any Person:

(i) that is an Ineligible Person; or

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(ii) as to which UST has notified the OEM, the Borrower and the Servicer, in its capacity as servicer for the Borrower, in writing that UST has determined, after reasonable consultation with the Borrower and the OEM, that such Person is not eligible for participation in the Program; *provided*, that such determination shall ultimately rest with UST in its sole discretion, notwithstanding any consultation with the Borrower or OEM.

(m) "**Insolvency Event**" means, with respect to a specified Person:

(i) the commencement of any case, proceeding or other action by such Person (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets; or

(ii) the commencement against such Person of any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed or undischarged for a period of 90 days; or

(iii) the commencement against such Person of any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or

(iv) such Person (excluding the OEM) taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or

(v) such Person (excluding the OEM) generally not, or being unable to, or admitting in writing its inability to, pay its debts as they become due; or

(vi) such Person making a general assignment for the benefit of its creditors.

(n) "**Lien Priority Agreement**" means a Lien Priority Agreement between any Supplier and a creditor of such Supplier in the form attached as Exhibit C to the Servicing Agreement.

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(o) **"Maturity Date"**: April 7, 2010, and any extensions of such date pursuant to the Credit Agreement.

(p) **"OFAC"** means the Office of Foreign Assets Control of UST.

(q) **"Pay at Maturity Receivable"**: any Purchased Receivable with respect to which the selling Eligible Supplier has elected under the corresponding Supplier Agreement to be paid the Purchase Price at the Due Date thereof (i.e., Payment Option 2 under the Supplier Agreement).

(r) **"Payment Instruction"**: as defined in the Paying Services Agreement.

(s) **"Person"**: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

(t) **"Principal Balance"** of a Receivable means the face amount of such Receivable specified in the associated Payment Instructions.

(u) **"Purchase Date"** means, with respect to any Eligible Receivable, the date such Eligible Receivable becomes a Purchased Receivable.

(v) **"Purchase Price"**: as defined in the Supplier Agreements.

(w) **"Purchased Receivables"**: Eligible Receivables purchased by Borrower from time to time pursuant to any Supplier Agreement.

(x) **"Purchaser"**: Borrower, in its capacity as the "Purchaser" under any Supplier Agreement.

(y) **"Receivables"** means accounts, instruments, documents, contract rights, general intangibles and chattel paper (as such terms are defined in the Uniform Commercial Code in effect in the State of New York), and all other forms of obligation owing to a Supplier by OEM, whether now existing or hereafter created, that represent bona fide obligations of OEM arising out of the Supplier's sale and delivery of goods or services, together with the Related Security, and with respect to each of the foregoing, all proceeds thereof.

(z) **"Related Security"** means, with respect to any Receivable (i) all of the related Supplier's interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable and all of the related Supplier's rights of reclamation or rights to any administrative expense or priority claim under section 503(b)(9) of Title 11 of the United States Code or otherwise with respect to any merchandise relating to any sale giving rise to such Receivable and all administrative claims related thereto arising as a result of any Insolvency Event with respect to the account debtor of any such Receivable; (ii) all security interests or liens and property subject thereto purporting to secure payment of such Receivable; (iii) all tax refunds and proceeds of insurance with respect thereto; (iv) all guaranties, insurance, other

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agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and (iv) all books, records and other information relating to such Receivable.

(aa) "**Transaction Documents**" has the meaning assigned in the Credit Agreement.

(bb) "**Underlying Contract**": a contract (including a purchase order or invoice) entered into in the ordinary course of business between an Eligible Supplier and the OEM pursuant to which the Eligible Supplier is entitled to receive payments from the OEM for goods and services provided to the OEM.

(cc) "**USA PATRIOT Act**": the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

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